UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2013

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 11, 2013, ARI Network Services, Inc. (the “Company”) issued a press release announcing its operating results for the third quarter ended April 30, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2013, the Board of Directors of the Company appointed Dwight B. Mamanteo as a member of the Company’s Board, to hold office until the Company’s Annual Meeting of Shareholders in January 2014 and until his successor is elected.

Mr. Mamanteo is a Portfolio Manager at Wynnefield Capital, Inc. (“Wynnefield Capital”), a private investment management firm that is an affiliate of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, LP I, and Wynnefield Small Cap Value Offshore Fund, Ltd. (collectively, the “Wynnefield Funds”).  Under the previously disclosed Securities Purchase Agreement dated March 12, 2013 among the Company, the Wynnefield Funds and certain other investors, the Wynnefield Funds acquired, in aggregate, 900,000 shares of the Company’s Common Stock at a purchase of $1.50 per share, along with warrants to purchase, in aggregate, 300,000 shares of Common Stock at an exercise price of $2.00 per share.  Mr. Mamanteo’s appointment to Company’s Board of Directors was not pursuant to any arrangement or understanding between Mr. Mamanteo and any other person.

As a non-employee director of the Company, Mr. Mamanteo will participate in the same compensation arrangements as the other non-employee directors of the Company, which currently consists of a cash retainer of $22,000 per year and an annual grant of an option to purchase shares of the Company’s common stock as determined by the Compensation Committee of the Company’s Board.  In addition, in connection with his appointment, Mr. Mamanteo was granted an option to purchase 10,000 shares of the Company’s common stock under the Company’s 2010 Equity Incentive Plan.  This option will become exercisable as to 50% of the shares on July 31, 2013 and as to the remaining 50% of the shares on July 31, 2014.

Item 8.01.	Other Events.

On June 10, 2013, the Company announced the appointment of Mr. Mamanteo to the Company’s Board of Directors, as described in Item 5.02 above.  The press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description

99.1	Press Release dated June 11, 2013

99.2	Press Release dated June 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2013

ARI NETWORK SERVICES, INC.

By:

/s/ Darin R.Janecek

Darin R. Janecek
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 11, 2013

99.2	Press Release dated June 10, 2013

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